EXHIBIT 4.2

CLIFFORD
CHANCE LIMITED LIABILITY PARTNERSHIP

                                                              EXECUTION VERSION

                             ARRAN FUNDING LIMITED

                                      AND

                     THE BANK OF NEW YORK, NEW YORK BRANCH

                                      AND

                      THE BANK OF NEW YORK, LONDON BRANCH

                                      AND

                   RBS CARDS SECURITISATION FUNDING LIMITED

                                      AND

                        THE ROYAL BANK OF SCOTLAND PLC

                                      AND

               THE ROYAL BANK OF SCOTLAND INTERNATIONAL LIMITED

             _____________________________________________________

                   ARRAN FUNDING NOTE TRUST DEED SUPPLEMENT
               SUPPLEMENTAL TO THE ARRAN FUNDING NOTE TRUST DEED
                            DATED 16 NOVEMBER 2005

                         SERIES 2005-B NOTES DUE 2012

                               ISSUED UNDER THE
                   ARRAN FUNDING MEDIUM TERM NOTE PROGRAMME
             ____________________________________________________

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                                   CONTENTS

CLAUSE                                                                     PAGE

1.     Definitions............................................................2

2.     Provisions Supplemental To The Arran Funding Note Trust Deed...........8

3.     Amount, Form And Status Of The Notes...................................9

4.     Issuer's Undertaking And Covenant To Pay..............................10

5.     Negative Covenants....................................................10

6.     Creation Of Fixed Security............................................10

7.     Representation And Warranty By The Issuer.............................12

8.     Notice Of Security....................................................13

9.     Redemption And Release................................................13

10.    Continuance Of Security...............................................14

11.    Payments Prior To Enforcement.........................................14

12.    Security Enforceable..................................................15

13.    Enforcement...........................................................15

14.    Covenants Of Swap Counterparty........................................17

15.    Consent To Supplements And Variations.................................17

16.    Miscellaneous.........................................................17

17.    Accession.............................................................17

18.    Governing Law.........................................................18

Schedule 1     Supplement To Terms And Conditions Of The Notes...............19

Schedule 2     Addition To Clause 12 Of The Arran Funding Note Trust Deed....20

Schedule 3     Form Of Notice To Transaction Parties.........................33

Part 1: Notice Of Assignment.................................................33

Part 2: Acknowledgement Of Assignment........................................34

Schedule 4     Notice Of Assignment - Jersey Bank Accounts...................35

Schedule 5     Notice Of Assignment - Loan Note..............................38

Schedule 6     Notice Of Assignment - Loan Note Security Interests...........41

Schedule 7     Sub-Class Definitions.........................................44

Execution Pages..............................................................46

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THIS ARRAN FUNDING NOTE TRUST DEED SUPPLEMENT is made on 15 December 2005

BETWEEN:

(1) ARRAN FUNDING LIMITED, a limited company incorporated in Jersey, Channel Islands (registered number 88474) whose registered office is at 22 Grenville Street, St. Helier, Jersey, Channel Islands JE4 8PX (the "ISSUER");

(2) THE BANK OF NEW YORK, a New York banking corporation acting through its office at 101 Barclay Street, New York, New York, USA 10286 as principal paying agent, agent bank, registrar and transfer agent under the Agency Agreement and (in such respective capacities, the "PRINCIPAL PAYING AGENT", the "AGENT BANK", the "REGISTRAR" and the "TRANSFER AGENT");

(3) THE BANK OF NEW YORK, a New York banking corporation acting through its office at One Canada Square, London E14 5AL as paying agent (the "PAYING AGENT" and, together with the Principal Paying Agent, the "PAYING AGENTS"), as note trustee (the "NOTE TRUSTEE"), which expression shall include such company and all other persons for the time being acting as the trustee or trustees under the Arran Funding Note Trust Deed and as security trustee (the "SECURITY TRUSTEE") which expression shall include such company and all other persons or companies for the time being acting as the trustee or trustees under the Security Trust Deed;

(4) RBS CARDS SECURITISATION FUNDING LIMITED, a company incorporated in Jersey, Channel Islands with registered number 76199, having its registered office at Royal Bank House, 71 Bath Street, Jersey JE4 8PJ, Channel Islands (the "LOAN NOTE ISSUER");

(5) THE ROYAL BANK OF SCOTLAND PLC, a bank incorporated in Scotland, whose registered office is located at 36 St Andrew Square, Edinburgh EH2 2YB and acting through an office at 135 Bishopsgate, London, EC2M 3UR as swap counterparty under each of the Swap Agreements (in such respective capacities, the "CLASS A1 SWAP COUNTERPARTY", the "CLASS A2 SWAP COUNTERPARTY", the "CLASS A3 SWAP COUNTERPARTY", the "CLASS B3 SWAP COUNTERPARTY", the "CLASS C1 SWAP COUNTERPARTY", the "CLASS C3 SWAP COUNTERPARTY", and together, the "SWAP COUNTERPARTY"); and

(6) THE ROYAL BANK OF SCOTLAND INTERNATIONAL LIMITED, whose registered office is at Royal Bank House, 71 Bath Street, Jersey JE4 8PJ in its capacity as the Jersey bank account operator (the "JERSEY BANK ACCOUNT OPERATOR") and as the account bank (the "ACCOUNT BANK").

WHEREAS

(A) The Issuer has established the Programme for the issuance of Notes pursuant to the terms of the Arran Funding Note Trust Deed.

(B) This Arran Funding Note Trust Deed Supplement is supplemental to the Arran Funding Note Trust Deed. The Principal Paying Agent, the Paying Agent, the Agent Bank and the Swap Counterparty wish to accede to the Arran Funding Note Trust Deed pursuant to this Arran Funding Note Trust Deed Supplement.

(C) By virtue of Clause 2 (Amount and Issue of the Series of Notes) of the Arran Funding Note Trust Deed, the Issuer is at liberty (subject as therein provided) to create and issue new Series

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       of Notes, each Series of Notes to be constituted by an Arran Funding
       Note Trust Deed Supplement to the Arran Funding Note Trust Deed upon such terms as the Issuer may determine.

(D) The Issuer has by resolution of its board of directors authorised the issue of $2,501,311,500 in aggregate principal amount of the Series 2005-B Notes to be constituted and secured in the manner hereinafter appearing.

(E) The Principal Paying Agent has agreed to act as principal paying agent in respect of the Series 2005-B Notes.

(F) The Note Trustee has agreed to act as trustee in relation to the Series 2005-B Notes upon and subject to the terms and conditions hereinafter contained.

(G) The issue of the Series 2005-B Notes will not cause the Programme Limit to be exceeded.

(H) The Security Trustee, the Loan Note Issuer and the Account Bank are each party to this Arran Funding Note Trust Deed Supplement for the purpose of acknowledging the notice of assignment contained in Clause 6.2 herein.

NOW THIS ARRAN FUNDING NOTE TRUST DEED SUPPLEMENT WITNESSES AND IT IS HEREBY AGREED AND DECLARED as follows:

1.     DEFINITIONS

1.1 Unless defined herein or the context requires otherwise, the words and phrases defined in (i) the master framework agreement dated 16 November 2005 as amended and restated from time to time between, inter alios, the Issuer and the Note Trustee (the "ARRAN FUNDING MASTER FRAMEWORK AGREEMENT") (ii) the Arran Funding Note Trust Deed (iii) the Terms and Conditions set out in Schedule 1 to the Arran Funding Note Trust Deed (as amended and supplemented by Schedule 1 hereto) (the "CONDITIONS") and (iv) the Trust Master Framework Agreement, shall have the same meanings in this Arran Funding Note Trust Deed Supplement. In the case of any inconsistency between the defined terms in each of the said documents, such definitions shall take precedence in the following order with respect to Series 2005-B only: this Arran Funding Note Trust Deed Supplement, the Conditions, the Arran Funding Note Trust Deed, the Arran Funding Master Framework Agreement and the Trust Master Framework Agreement.

1.2    INCORPORATION OF COMMON TERMS

       Except as provided below, the Common Terms apply to this Arran Funding Note Trust Deed Supplement, where applicable, and shall be binding on the parties to this Arran Funding Note Trust Deed Supplement and the Noteholders as if set out in full in this Arran Funding Note Trust Deed Supplement.

1.3    AMENDMENT TO COMMON TERMS

       The Common Terms are, for the purposes of this Arran Funding Note Trust Deed Supplement, amended so that Paragraph 1 (Further Assurance) of the Common Terms applies to this Arran Funding Note Trust Deed Supplement as if set out in full in this Arran Funding

                                     - 2 -

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       Note Trust Deed Supplement, and as if the Issuer were the Obligor (as defined therein) and the Note Trustee were the Obligee (as defined therein).

1.4    CONFLICT WITH COMMON TERMS

       If there is any conflict between the provisions of the Common Terms and the provisions of this Arran Funding Note Trust Deed Supplement, the provisions of this Arran Funding Note Trust Deed Supplement shall prevail, save for where any provision of this Arran Funding Note Trust Deed Supplement relates to VAT, in which case the provisions of the Common Terms shall prevail.

1.5    In this Arran Funding Note Trust Deed Supplement:

       "ARRAN FUNDING NOTE TRUST DEED SUPPLEMENT" means, in respect of Series 2005-B only, this Arran Funding Note Trust Deed Supplement;

       "CLASS A MONTHLY DISTRIBUTION AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS A NOTES" means the Class A1 Notes, the Class A2 Notes and the Class A3 Notes;

       "CLASS A NOTEHOLDERS" means the Noteholders of Class A Notes.

       "CLASS A1 DISTRIBUTION LEDGER" means the ledger so named with respect to the Series 2005-B Issuer Distribution Account;

       "CLASS A1 NOTES" means the $435,000,000 Class A1 Floating Rate Asset Backed Notes due 2012;

       "CLASS A1 NOTEHOLDERS" means the Noteholders of Class A1 Notes.

       "CLASS A1 SWAP AGREEMENT" means the currency and interest rate swap agreement relating to the Class A1 Notes of Series 2005-B entered into on or about the date of this Arran Funding Note Trust Deed Supplement between the Issuer and the Class A1 Swap Counterparty in relation to the exchange of US dollar amounts and sterling amounts;

       "CLASS A2 DISTRIBUTION LEDGER" means the ledger so named with respect to the Series 2005-B Issuer Distribution Account;

       "CLASS A2 NOTES" means the [EURO]450,000,000 Class A2 Floating Rate Asset Backed Notes due 2012;

       "CLASS A2 NOTEHOLDERS" means the Noteholders of Class A2 Notes.

       "CLASS A2 SWAP AGREEMENT" means the currency and interest rate swap agreement relating to the Class A2 Notes of Series 2005-B entered into on or about the date of this Arran Funding Note Trust Deed Supplement between the Issuer and the Class A2 Swap Counterparty in relation to the exchange of euro amounts and sterling amounts;

       "CLASS A3 DISTRIBUTION LEDGER" means the ledger so named with respect to the Series 2005-B Issuer Distribution Account;

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       "CLASS A3 NOTES" means the [POUND]700,000,000 Class A3 Floating Rate
       Asset Backed Notes due 2012;

       "CLASS A3 NOTEHOLDERS" means the Noteholders of Class A3 Notes.

       "CLASS A3 SWAP AGREEMENT" means the interest rate swap agreement relating to the Class A3 Notes of Series 2005-B entered into on or about the date of this Arran Funding Note Trust Deed Supplement between the Issuer and the Class A3 Swap Counterparty in relation to the interest rate exchange of sterling amounts;

       "CLASS B MONTHLY DISTRIBUTION AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS B NOTES" means the Class B3 Notes;

       "CLASS B NOTEHOLDERS" means the Noteholders of Class B Notes.

       "CLASS B3 NOTES" means the [POUND]101,000,000 Class B3 Floating Rate Asset Backed Notes due 2012;

       "CLASS B3 NOTEHOLDERS" means the Noteholders of Class B3 Notes.

       "CLASS B3 DISTRIBUTION LEDGER" means the ledger so named with respect to the Series 2005-B Issuer Distribution Account;

       "CLASS B3 SWAP AGREEMENT" means the interest rate swap agreement relating to the Class B3 Notes of Series 2005-B entered into on or about the date of this Arran Funding Note Trust Deed Supplement between the Issuer and the Class B3 Swap Counterparty in relation to the interest rate exchange of sterling amounts;

       "CLASS C NOTES" means the Class C1 Notes and the Class C3 Notes;

       "CLASS C NOTEHOLDERS" means the Noteholders of Class C Notes.

       "CLASS C1 DISTRIBUTION LEDGER" means the ledger so named with respect to the Series 2005-B Issuer Distribution Account;

       "CLASS C MONTHLY DISTRIBUTION AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS C1 NOTES" means the $42,000,000 Class C1 Floating Rate Asset Backed Notes due 2012;

       "CLASS C1 NOTEHOLDERS" means the Noteholders of Class C1 Notes.

       "CLASS C1 SWAP AGREEMENT" means the currency and interest rate swap agreement relating to the Class C1 Notes of Series 2005-B entered into on or about the date of this Arran Funding Note Trust Deed Supplement between the Issuer and the Class C1 Swap Counterparty in relation to the exchange of US dollar amounts and sterling amounts;

       "CLASS C3 DISTRIBUTION LEDGER" means the ledger so named with respect to the Series 2005-B Issuer Distribution Account;

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       CLASS C3 NOTES" means the [POUND]63,000,000 Class C3 Floating Rate Asset
       Backed Notes due 2012;

       "CLASS C3 NOTEHOLDERS" means the Noteholders of Class C3 Notes.

       "CLASS C3 SWAP AGREEMENT" means the interest rate swap agreement relating to the Class C3 Notes of Series 2005-B entered into on or about the date of this Arran Funding Note Trust Deed Supplement between the Issuer and the Class C3 Swap Counterparty in relation to the interest rate exchange of sterling amounts;

       "CONTROLLED ACCUMULATION PERIOD" means, in respect of Series 2005-B, unless an Amortisation Period has earlier commenced, the period commencing on the opening of business on the Controlled Accumulation Period Commencement Date for Series 2005-B or such later date as is determined in accordance with the provisions of the Series 2005-B Supplement and ending on the first to occur of (a) the commencement of an Amortisation Period for Series 2005-B (b) the day the outstanding principal amount of the Series 2005-B Loan Note is reduced to zero and
       (c) the date specified in the Final Terms;

       "CONTROLLED ACCUMULATION PERIOD COMMENCEMENT DATE" means the date specified as such in the Final Terms;

       "DEALERS" means, The Royal Bank of Scotland plc, Greenwich Capital Markets, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc.;

       "DEFERRED SUBSCRIPTION PRICE" means the deferred subscription price paid to the Loan Note Issuer by the Issuer as additional consideration for the issuance by the Loan Note Issuer of the Series 2005-B Loan Note to the Issuer;

       "DOCUMENTS" shall, in respect of Series 2005-B, have the meaning given to "SERIES 2005-B DOCUMENTS";

       "EXCESS SPREAD LEDGER" means the ledger so named with respect to the Series 2005-B Issuer Distribution Account;

       "EXPENSES LOAN LEDGER" means the ledger so named with respect to the Series 2005-B Issuer Distribution Account;

       "FINAL REDEMPTION DATE" means, in respect of Series 2005-B, 15 December 2012;

       "FINAL TERMS" means, in respect of Series 2005-B only, the final terms dated 8 December 2005 in respect of the Series 2005-B Notes;

       "FIRST INTEREST PAYMENT DATE" means the date specified in the Final
       Terms;

       "FURTHER INTEREST" shall, in respect of the Series 2005-B Loan Note, have the meaning given to it in the Series 2005-B Loan Note Supplement;

       "INTEREST COMMENCEMENT DATE" means the date specified in the Final
       Terms;

       "ISSUE DATE" means 15 December 2005;

       "ISSUER COSTS AMOUNT" shall have the meaning given to it in the Series 2005-B Supplement;

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       "ISSUER COSTS LEDGER" means the ledger so named with respect to the
       Series 2005-B Issuer Distribution Account;

       "ISSUER JERSEY SECURED PROPERTY" shall, in respect of Series 2005-B, have the meaning given to "SERIES 2005-B ISSUER JERSEY SECURED PROPERTY";

       "ISSUER JERSEY SECURITY INTEREST" shall, in respect of Series 2005-B, have the meaning given to "SERIES 2005-B ISSUER JERSEY SECURITY INTEREST";

       "ISSUER PROFIT AMOUNT" shall have the meaning given to it in the Series 2005-B Supplement;

       "ISSUER PROFIT LEDGER" means the ledger so named with respect to the Series 2005-B Issuer Distribution Account;

       "LEAD DEALERS" means, in respect of Series 2005-B, The Royal Bank of Scotland PLC and Greenwich Capital Markets, Inc.;

       "MONTHLY EXPENSES LOAN AMOUNT" shall have the meaning given to it in the Series 2005-B Supplement;

       "MONTHLY PERIOD" means the period from and including the first day of a calendar month to and including the last day of the same calendar month;

       "NOTEHOLDERS" shall be construed in accordance with the definition of Series 2005-B Notes in this Arran Funding Note Trust Deed Supplement;

       "SCHEDULED REDEMPTION DATE" means 15 December 2010;

       "SECURED OBLIGATIONS" shall, in respect of Series 2005-B only, have the same meaning as "SERIES 2005-B SECURED OBLIGATIONS";

       "SECURED PROPERTY" shall, in respect of Series 2005-B only, have the same meaning as "SERIES 2005-B SECURED PROPERTY";

       "SECURITY" shall, in respect of Series 2005-B only, have the same meaning as "SERIES 2005-B SECURITY";

       "SECURITY DOCUMENTS" shall, in respect of Series 2005-B only, have the same meaning as "SERIES 2005-B SECURITY DOCUMENTS";

       "SERIES 2005-B" means the series of Notes designated as such in accordance with the Final Terms;

       "SERIES 2005-B CHARGED ACCOUNTS" means the Series 2005-B Issuer Distribution Account and any bank or other account in which the Issuer may at any time acquire a Benefit in relation to Series 2005-B and over which the Issuer has created an Encumbrance in favour of the Note Trustee pursuant to the Arran Funding Note Trust Deed or this Arran Funding Note Trust Deed Supplement in respect of Series 2005-B;

       "SERIES 2005-B DOCUMENTS" means, in relation to Series 2005-B only, the Series 2005-B Loan Note Supplement, each Swap Agreement, this Arran Funding Note Trust Deed

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       Supplement, the Series 2005-B Subscription Agreement and any other documents in relation to Series 2005-B to which the Issuer is a party;

       "SERIES 2005-B ISSUER DISTRIBUTION ACCOUNT" means the account so named in relation to Series 2005-B opened pursuant to the Issuer Distribution Account Bank Agreement and the relevant Mandate;

       "SERIES 2005-B ISSUER JERSEY SECURED PROPERTY" shall mean in respect of Series 2005-B, to the extent that the following constitute Jersey
       Assets:

       (a)     all the Issuer's Benefit in the Series 2005-B Loan Note;

       (b) the Issuer's Benefit in the security interest created in favour of the Security Trustee by the Loan Note Issuer in accordance with the Jersey Security Interests Law pursuant to the Series 2005-B Loan Note Supplement in respect of the Series 2005-B Loan Note; and

       (c) all the Issuer's Benefit in the Series 2005-B Issuer Distribution Account or to the relevant ledger of any bank or other account in which the Issuer may at any time in respect of Series 2005-B have any Benefit, including without limitation all rights to receive payment of any amount which may become payable to the Issuer thereunder (in respect of Series 2005-B) or payments received by the Issuer thereunder (in respect of Series 2005-B) or rights to serve notices and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereto;

       "SERIES 2005-B ISSUER JERSEY SECURITY INTEREST" means, in relation to Series 2005-B, the security interests of the Note Trustee created pursuant to this Arran Funding Note Trust Deed Supplement in accordance with the Jersey Security Interests Law (and as secured party for the purposes of the Jersey Security Interests Law) in the Series 2005-B Issuer Jersey Secured Property;

       "SERIES 2005-B LOAN NOTE" means the loan note issued by the Loan Note Issuer to the Issuer under the Series 2005-B Loan Note Supplement;

       "SERIES 2005-B LOAN NOTE SUPPLEMENT" means, in respect of Series 2005-B, the loan note supplement relating to Series 2005-B dated 15 December 2005 to the Security Trust Deed;

       "SERIES 2005-B NOTES" means the Class A Notes, the Class B Notes and the Class C Notes issued in accordance with the Final Terms. "SERIES 2005-B SECURED CREDITORS" means, the Secured Creditors with respect to the Series 2005-B Secured Obligations;

       "SERIES 2005-B SECURED OBLIGATIONS" means all amounts due to the Secured Creditors in accordance with the Series 2005-B Documents (other than the Series 2005-B Subscription Agreement) and any other amounts payable by the Issuer under the Arran Funding Note Trust Deed which the Note Trustee determines in its sole discretion are referable or allocable to Series 2005-B;

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       "SERIES 2005-B SECURED PROPERTY" means, with respect to Series 2005-B, the property of the Issuer from time to time subject, or expressed to be subject, to the Series 2005-B Security created pursuant to this Arran Funding Note Trust Deed Supplement and any part of that property of the Issuer subject to the security created pursuant to the Arran Funding Note Trust Deed to the extent it is not subject to a prior charge;

       "SERIES 2005-B SECURITY" means the security created or intended to be created, or which may at any time be intended to be created, in favour of the Note Trustee with respect to Series 2005-B, by or pursuant to this Arran Funding Note Trust Deed Supplement and Clause 4 of the Arran Funding Note Trust Deed;

       "SERIES 2005-B SECURITY DOCUMENTS" means, in relation to Series 2005-B, the Arran Funding Note Trust Deed and this Arran Funding Note Trust Deed Supplement (including the Conditions);

       "SERIES 2005-B SUBSCRIPTION AGREEMENT" means the Subscription Agreement relating to the Series 2005-B Notes;

       "SERIES 2005-B SUPPLEMENT" means the supplement dated 15 December 2005 to the RTDTCMA relating to Series 2005-B;

       "SWAP AGREEMENTS" means the Class A1 Swap Agreement, the Class A2 Swap Agreement, the Class A3 Swap Agreement, the Class B3 Swap Agreement, the Class C1 Swap Agreement and the Class C3 Swap Agreement and "SWAP AGREEMENT" means each of them; and

       "SWAP TERMINATION AMOUNT" means any termination amount payable by either party to any Swap Agreement.

2.     PROVISIONS SUPPLEMENTAL TO THE ARRAN FUNDING NOTE TRUST DEED

2.1    PROVISIONS VARYING AND SUPPLEMENTING ARRAN FUNDING NOTE TRUST DEED

       The Arran Funding Note Trust Deed shall be supplemented and varied in the manner and to the extent set out below and shall from the Issue Date be read and construed for all purposes as supplemented and varied as set out in Schedule 2 herein and the security trust in respect of Series 2005-B shall be constituted in accordance with the provisions of the Arran Funding Note Trust Deed as supplemented by this Arran Funding Note Trust Deed Supplement:

       2.1.1 Clause 1 of the Arran Funding Note Trust Deed shall be interpreted with respect to Series 2005-B in accordance with the interpretation provision set out in Clause 1.1 herein and supplemented and varied with respect to Series 2005-B by the addition of the definitions set out herein;

       2.1.2 The requirements of Clause 2.2.6 shall not apply and are hereby waived in respect of this Arran Funding Note Trust Deed Supplement with respect to Series 2005-B;

       2.1.3 the Conditions set out in Schedule 1 to the Arran Funding Note Trust Deed shall be supplemented or varied, as applicable, with respect to Series 2005-B as provided in Schedule 1 herein;

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       2.1.4   Clause 12 (Application of Moneys) of the Arran Funding Note
               Trust Deed shall be supplemented by the additional provisions set out in Schedule 2 herein. Clauses 12.6 to 12.12 (inclusive) of the Arran Funding Note Trust Deed, as set out in Schedule 2 herein, shall be applicable only to Series 2005-B l; and

       2.1.5 For the avoidance of doubt, with respect to any Series, any reference to a "Class" in Schedule 3 (Provisions for Meetings of Noteholders) of the Arran Funding Note Trust Deed shall also be construed as a reference to a "Sub-Class" .

3.     AMOUNT, FORM AND STATUS OF THE NOTES

3.1 The Series 2005-B Notes are constituted by and issued in accordance with the Arran Funding Note Trust Deed and this Arran Funding Note Trust Deed Supplement in the aggregate sterling equivalent principal amount of [POUND]1,445,844,992. Each of the Series 2005-B Notes shall be in registered form and shall be substantially in the form set out in
       Schedule 2 of the Arran Funding Note Trust Deed. The Authorised Denomination of the Class A1 Notes, the Class B1 Notes and the Class C1 Notes is $100,000 and amounts in excess thereof which are an integral multiple of $10,000. The Authorised Denomination of the Class A2 Notes in [EURO]50,000 and amounts in excess thereof which are an integral multiple of [EURO]10,000. The Authorised Denomination of the Class A3 Notes, the Class B3 Notes and the Class C3 Notes in [POUND]50,000 and amounts in excess thereof which are an integral multiple of [POUND]10,000.

3.2 The Series 2005-B Notes shall be secured by the Encumbrances set out in Clause 6 (Creation of Fixed Security) of this deed and Clause 4 (Security) of the Arran Funding Note Trust Deed.

3.3 The Series 2005-B Notes will initially be represented by Global Note Certificates in the form contained in Schedule 2 Part A (Form of Global Note Certificate) of the Arran Funding Note Trust Deed. Interests in the Global Note Certificate shall be exchangeable, in accordance with their terms for Individual Note Certificates in the form contained in Schedule 2 Part B (Form of Individual Note Certificate) of the Arran Funding Note Trust Deed. The Individual Note Certificates will be security printed in accordance with applicable legal and stock exchange requirements and will be endorsed with the Conditions. The Global Note Certificates and the Note Certificates will be signed manually or in facsimile by a duly authorised person designated by the Issuer and will be authenticated manually by or on behalf of the Registrar. Note Certificates so executed and authenticated will be binding and valid obligations of the Issuer.

3.4 So long as any of the Series 2005-B Notes remains outstanding, the Issuer shall not, save to the extent permitted or contemplated by the Series 2005-B Documents or with the prior written consent of the Note Trustee, sell or otherwise dispose of the Series 2005-B Secured Property or any interest therein or purport to do so or create or permit to exist any Encumbrance whatsoever upon or affecting any of the Series 2005-B Secured Property other than as contemplated by this Arran Funding Note Trust Deed Supplement and the Arran Funding Note Trust Deed.

3.5    DEPOSIT OF PROCEEDS OF NOTES

       In order for the issue and due authentication and delivery of the Series 2005-B Notes referred to in Clause 3.1 to be effected, payments of subscription monies for the Series 2005-B Notes shall be made in favour of the Issuer or to its order in such account as specified or directed by

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       Issuer for value on the Issue Date by the Dealers, being a sterling equivalent amount equal to [POUND]1,445,844,992;

3.6    EXERCISE OF RIGHTS

       For the purposes of the Arran Funding Note Trust Deed and this Arran Funding Note Trust Deed Supplement all rights, obligations and duties of the Issuer shall be exercised by or at the direction of the Issuer prior to the service of an Enforcement Notice in respect of Series 2005-B and, after the service of an Enforcement Notice in respect of Series 2005-B, shall be exercised by the Note Trustee.

4.     ISSUER'S UNDERTAKING AND COVENANT TO PAY

4.1 The Issuer undertakes to the Note Trustee (for its own account and as trustee for the other Series 2005-B Secured Creditors) that it shall duly, unconditionally and punctually pay and discharge to each of the Series 2005-B Secured Creditors when due all monies and liabilities whatsoever constituting the Series 2005-B Secured Obligations.

4.2 The Note Trustee shall hold the benefit of the covenant in Clause 3.1 (Covenant to Pay) of the Arran Funding Note Trust Deed as incorporated herein on trust for itself and the holders of the Series 2005-B Notes according to their respective interests.

5.     NEGATIVE COVENANTS

       The Issuer covenants to the Note Trustee on the terms of the Issuer Covenants.

6.     CREATION OF FIXED SECURITY

6.1 As continuing security for the payment or discharge of the Series 2005-B Secured Obligations save to the extent that they constitute Jersey Assets and subject to Clause 8.3 (Redemption and Release) the Issuer with full title guarantee, in favour of the Note Trustee for the Note Trustee itself and on trust for the Series 2005-B Secured Creditors, hereby:

       6.1.1 assigns by way of first fixed security all the Issuer's Benefit in the Series 2005-B Loan Note;

       6.1.2 assigns by way of first fixed security the Issuer's Benefit in the security interest created in favour of the Security Trustee by the Loan Note Issuer pursuant to the Series 2005-B Loan Note Supplement in respect of the Series 2005-B Loan Note; and

       6.1.3 assigns by way of first fixed security all the Issuer's Benefit in the Series 2005-B Issuer Distribution Account or to the relevant ledger of any bank or other account in which the Issuer may at any time in respect of Series 2005-B have any Benefit in,

       6.1.4 assigns by way of first fixed security the Issuer's Benefit in each Series 2005-B Document (other than this Arran Funding Note Trust Deed Supplement and the Series 2005-B Subscription Agreement) (and sums received or recoverable thereunder); and

       including without limitation all rights to receive payment of any amount which may become payable to the Issuer thereunder (in respect of Series 2005-B) or payments received by the

       Issuer thereunder (in respect of Series 2005-B) or rights to serve notices and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereto.

       For the purposes of perfection and in connection with the creation of the security interests pursuant hereto the Issuer agrees to give all notices of assignment necessary to perfect the security interests (including, but not limited to, any which may from time to time be deemed necessary by the Note Trustee).

6.2    NOTICE OF ASSIGNMENT

       The Issuer hereby gives irrevocable notice to each of the Loan Note Issuer, the Security Trustee and the Account Bank of the assignment by way of security made by the Issuer to the Note Trustee on trust (for itself and the other Series 2005-B Secured Creditors) under Clause 6.1, which notice the Loan Note Issuer, the Security Trustee and the Account Bank each acknowledge by execution of this Arran Funding Note Trust Deed Supplement.

       For the avoidance of doubt:

       6.2.1 the execution of this Arran Funding Note Trust Deed Supplement by the Security Trustee, the Principal Paying Agent, the Agent Bank, the Paying Agent, the Registrar, the Transfer Agent and the Swap Counterparty (the "ACKNOWLEDGING PARTIES") is not intended to modify, alter or change and shall not modify, alter or change the Issuer's rights and obligations under any other documents to which it is a party; and

       6.2.2 the covenants set out in Condition 4 of the Series 2005-B Loan Note are given solely to the Issuer as holder of the Series 2005-B Loan Note and not to any of the Acknowledging Parties (other than the Note Trustee if and to the extent so provided in this Arran Funding Note Trust Deed Supplement).

6.3    JERSEY SECURITY ASSIGNMENT IN RESPECT OF SERIES 2005-B

       To the intent that the Note Trustee (as trustee for itself and the other Series 2005-B Secured Creditors) shall have security interests in accordance with the Jersey Security Interests Law in the Series 2005-B Issuer Jersey Secured Property, the Issuer as beneficial owner and subject always to Clause 9 (Redemption and Release), for the payment and discharge of the Series 2005-B Secured Obligations hereby assigns to the Note Trustee (as trustee for itself and the other Series 2005-B Secured Creditors) the Series 2005-B Issuer Jersey Secured Property.

6.4    JERSEY SECURITY INTERESTS LAW

       For the purposes of Article 3 of the Jersey Security Interests Law, and for the avoidance of doubt, it is hereby agreed as follows:

       6.4.1 the debtor in respect of the creation of the Series 2005-B Issuer Jersey Security Interest is the Issuer;

       6.4.2 the secured party in respect of the creation of the Series 2005-B Issuer Jersey Security Interest is the Note Trustee (acting on behalf of the Series 2005-B Secured

                Creditors) and all rights in connection therewith are to be exercised by the Note Trustee (on its behalf and on behalf of the Series 2005-B Secured Creditors) in accordance with the terms of this Arran Funding Note Trust Deed Supplement and the Jersey Security Interests Law;

       6.4.3 the Secured Property in respect of which the Series 2005-B Issuer Jersey Security Interest is created comprises the Series 2005-B Issuer Jersey Secured Property;

       6.4.4 the events of default in respect of the Series 2005-B Issuer Jersey Security Interest are the events set out in Condition 10 of the Series 2005-B Notes under the heading "Events of Default"; and

       6.4.5 the obligations in respect of which the Series 2005-B Issuer Jersey Security Interest is created comprise the Series 2005-B Secured Obligations.

7.     REPRESENTATION AND WARRANTY BY THE ISSUER

7.1    The Issuer represents and warrants to the Note Trustee that:

       7.1.1 it has taken all necessary steps to enable it to create the Series 2005-B Security in respect of the Series 2005-B Secured Property in accordance with this Arran Funding Note Trust Deed Supplement and has taken no action or steps which will or may prejudice its right, title and interest in, to and under the Series 2005-B Secured Property; and

       7.1.2 this Arran Funding Note Trust Deed Supplement creates the Series 2005-B Security it purports to create and such Series 2005-B Security is not liable to be avoided or otherwise set aside in the winding-up of the Issuer.

7.2    COMPLIANCE WITH THE FINANCIAL SERVICES AND MARKETS ACT 2000

       The Note Trustee represents and warrants to the Issuer that it is an authorised person under Section 19 of Financial Services and Markets Act 2000 or does not need to be so in order to enforce its rights under the Series 2005-B Documents.

8.     NOTICE OF SECURITY

8.1    ISSUER'S NOTICES

       The Issuer shall, within seven days of the date hereof, give notice of the Series 2005-B Security to all relevant parties including the following notices:

       8.1.1 to the Account Bank, a Notice of Assignment to the Account Bank in the form of Schedule 3 Part 1 (Notice of Assignment); and

       8.1.2 to each of the other parties to the Series 2005-B Documents, a Notice of Assignment to Transaction Parties in the form of
               Schedule 4 Part 1 (Notice of Assignment).

8.2    ACKNOWLEDGEMENTS OF NOTICES

       The Issuer shall use all reasonable efforts to procure that each Transaction Party which receives a Notice of Assignment acknowledges receipt of such notice in the form of Schedule 3 Part 2 (Acknowledgement of Assignment).

8.3    JERSEY SECURITY ASSIGNMENT

       The Issuer covenants to give notices of assignments to each party from whom the Issuer is entitled to claim the Series 2005-B Issuer Jersey Secured Property and to procure the acknowledgement of such parties thereto, such notices and acknowledgements to be substantially in the forms set out in Schedule 4 (Form of Notice of Assignment - Jersey Bank Accounts), Schedule 5 (Form of Notice of Assignment - Loan Note),
       Schedule 6 (Form of Notice of Assignment - Loan Note security interests).

9.     REDEMPTION AND RELEASE

9.1    RELEASE ON PAYMENT OR DISCHARGE

       Upon proof being given to the satisfaction of the Note Trustee as to the irrevocable and unconditional payment or discharge of the Series 2005-B Secured Obligations, the Note Trustee will, at the request and cost of the Issuer, release, discharge or reassign the Series 2005-B Secured Property to the Issuer or any other person entitled thereto of whom the Note Trustee has notice.

9.2 Following irrevocable discharge in full of the Series 2005-B Secured Obligations in respect of Series 2005-B of which the Note Trustee has notice, the Note Trustee shall reassign to the Issuer the Series 2005-B Issuer Jersey Secured Property in respect of Series 2005-B.

9.3    NO AVOIDANCE

       No assurance, security or payment which is avoided under any enactment relating to bankruptcy or under Sections 238 to 245 or Section 423 of the Insolvency Act or any equivalent provision of common law and no release, settlement or discharge given or made by the Note Trustee in reliance on any such assurance, security or payment shall prejudice or affect the right of the Note Trustee to enforce the Series 2005-B Security to the full extent of the Series 2005-B Secured Obligations. The Issuer agrees that, notwithstanding any such avoidance release, settlement or discharge, the Series 2005-B Security shall be deemed always to have been and to have remained held by the Note Trustee as and by way of security for the payment to or to the order of the Note Trustee of the Series 2005-B Secured Obligations.

9.4    FORM OF RELEASE

       The Series 2005-B Security shall be released only upon the execution by or on behalf of the Note Trustee of either an absolute and unconditional release by way of deed or a receipt, in each case relating to all (and not part only) of the Series 2005-B Secured Obligations.

10.    CONTINUANCE OF SECURITY

       The Series 2005-B Security and the covenants, undertakings and provisions contained in this Arran Funding Note Trust Deed Supplement and the Arran Funding Note Trust Deed shall remain in force as a continuing security to the Note Trustee, notwithstanding any intermediate payment or satisfaction of any part of the Series 2005-B Secured Obligations or any settlement of account or any other act, event or matter whatsoever, and shall secure the ultimate balance of the Series 2005-B Secured Obligations.

11.    PAYMENTS PRIOR TO ENFORCEMENT

11.1 Notwithstanding the Series 2005-B Security, the Note Trustee acknowledges that, until delivery of an Enforcement Notice:

       11.1.1 payments becoming due to the Issuer under any of the Series 2005-B Documents, together with all other monies payable to the Issuer pursuant to any other documents or arrangements to which it is a party and which relate to Series 2005-B, may be made to the Issuer in accordance with the provisions of the relevant Series 2005-B Documents or (as the case may be) the documents or arrangements concerned to the extent they relate to Series 2005-B;

       11.1.2 the Issuer may exercise its rights, powers and discretions and perform its obligations in relation to the Series 2005-B Secured Property and under the Series 2005-B Documents in accordance with the provisions of the Series 2005-B Documents or (as the case may be) such other documents or arrangements; and

       11.1.3 amounts standing to the credit of the Series 2005-B Charged Accounts from time to time may be withdrawn therefrom by the Issuer (or any authorised person on its behalf including the Jersey Bank Account Operator) but only for application in accordance with the payments priorities contained in Schedule 2 (Addition to Clause 12 of the Arran Funding Note Trust Deed).

12.    SECURITY ENFORCEABLE

       The whole of the Series 2005-B Security shall become enforceable upon the Note Trustee giving an Enforcement Notice pursuant to the terms of the Arran Funding Note Trust Deed and this Arran Funding Note Trust Deed Supplement subsequent to an Event of Default in respect of Series 2005-B (subject, in the case of the Series 2005-B Issuer Jersey Security Interest, to the Jersey Security Interests Law).

13.    ENFORCEMENT

13.1   CONSEQUENCES OF ENFORCEABLE SECURITY

       From the date on which the Series 2005-B Security becomes enforceable in accordance with Clause 12 (Security Enforceable) and subject to the provisions of the Conditions and the Arran Funding Note Trust Deed including without limitation Clause 11.2 of the Arran Funding Note Trust
       Deed:

       13.1.1 the Note Trustee on behalf of the Series 2005-B Secured Creditors may enforce its rights in respect of the Series 2005-B Secured Property;

       13.1.2 if it has not already crystallised, the Floating Charge, created pursuant to the Arran Funding Note Trust Deed, shall crystallise;

       13.1.3 the Note Trustee may institute such proceedings against the Issuer and take such action as it may think fit to enforce all or any part of the Series 2005-B Security subject in the case of the Series 2005-B Issuer Jersey Security Interest to the Jersey Security Interests Law;

       13.1.4 the Note Trustee shall hold upon trust and apply all monies received by it under the Arran Funding Note Trust Deed and this Arran Funding Note Trust Deed Supplement in connection with the realisation of the Series 2005-B Secured Property or enforcement of the security interest in respect of Series 2005-B in accordance with the priority of payments upon enforcement as contained in Condition 4;

       13.1.5 amounts may be withdrawn from the Series 2005-B Charged Accounts and each and every Ledger thereto only by the Note Trustee and shall be applied only in accordance with the priority of payments upon enforcement as contained in Condition 4;

       13.1.6 the Note Trustee may appoint a Receiver in accordance with Clause 6 (Appointment and Removal of Receiver and
                Administrator) of the Arran Funding Note Trust Deed;

       13.1.7 whether or not it has appointed a Receiver, the Note Trustee may exercise all or any of the powers, authorities and discretions:

                (a) conferred by the Series 2005-B Security Documents on any Receiver;

                (b) conferred by the LPA (as varied or extended by the Series 2005-B Security Documents) on mortgagees; or

                (c)   otherwise conferred by law on mortgagees or receivers;
                      and

       13.1.8 in the case of the Series 2005-B Issuer Jersey Security Interest, subject to the provisions of Articles 6(5) and 8(3) of the Jersey Security Interests Law, service by the Note Trustee of a notice upon the Issuer specifying the Event of Default in respect of the Series 2005-B Notes and, if the default is capable of remedy, requiring the Issuer to remedy it, shall constitute notice for the purposes of the Jersey Security Interests Law of an event of default in respect of such Issuer Jersey Security Interest and the Note Trustee shall have an immediate power of sale over the Series 2005-B Issuer Jersey Secured Property, without having to apply to the Royal Court of Jersey for authority to exercise the same.

13.2   FURTHER PROVISIONS IN RELATION TO ENFORCEMENT OF JERSEY SECURITY

       13.2.1 Following the service of an Enforcement Notice, the power of sale in respect of the Series 2005-B Issuer Jersey Security Interest shall be exercisable by the Note Trustee in such manner as the Note Trustee may in its discretion deem appropriate and with all powers of a beneficial owner. Without limitation the Note Trustee may, without liability and subject to the Note Trustee having been indemnified in full to its satisfaction, sell or dispose of the whole or part of the Series 2005-B Issuer Jersey Secured Property at such times and in such manner and generally on such terms and conditions and for such consideration as the Note Trustee may think fit. Any such sale or disposal may be for cash, debentures or other obligations, shares, stocks, securities or other valuable consideration and may be payable immediately or by instalment spread over such a period as the Note Trustee may think fit. The Note Trustee shall have right of recourse to any monies forming part of the Series 2005-B Issuer Jersey Secured Property and may, without liability and subject to the Note Trustee having been indemnified in full to its satisfaction, apply such monies in the payment or discharge of the Series 2005-B Secured Obligations, as if such monies were proceeds of sale.

       13.2.2 For the avoidance of doubt, the power of attorney granted by the Issuer under Clause 7.5 of the Arran Funding Note Trust Deed is granted in respect of the Series 2005-B Security created by Clause 6, inter alia, pursuant to Article 5 of the Powers of Attorney (Jersey) Law 1995 for the purposes of facilitating the Note Trustee's powers hereunder and under the Jersey Security Interests Law in respect of the Series 2005-B Issuer Jersey Security Interest.

14.    COVENANTS OF SWAP COUNTERPARTY

14.1   The Swap Counterparty covenants with the Note Trustee that:

       14.1.1 it will comply and be bound by the terms of each Swap Agreement; it will not amend each Swap Agreement without the consent of the Note Trustee; its recourse in respect of its claims under each Swap Agreement is limited to the proceeds of the Series 2005-B Secured Property following enforcement as provided in the Arran Funding Note Trust Deed and the Common Terms and no debt shall be owed by the Issuer in respect of any shortfall; and it may take no action against the Issuer as provided in the Arran Funding Note Trust Deed and the Common Terms including instituting, or joining with any other person in bringing, instituting or joining, insolvency proceedings (whether court based or otherwise) in relation to the Issuer to enforce its rights; and

       14.1.2 it has notice, will comply with and be bound by the Arran Funding Note Trust Deed and the Common Terms.

15.    CONSENT TO SUPPLEMENTS AND VARIATIONS

       Each Series 2005-B Secured Creditor consents and confirms that, subject to Clause 2.3.2 of the Arran Funding Note Trust Deed, the Arran Funding Note Trust Deed may be supplemented and varied from time to time in accordance with the terms of this Arran Funding Note Trust Deed Supplement or any other Arran Funding Note Trust Deed Supplement. Such supplement or variation may be made without the consent of the Series 2005-B Secured Creditors and the interests of any Series 2005-B Secured Creditors shall be subject to any supplement or variation so made.

16.    MISCELLANEOUS

16.1 The Arran Funding Note Trust Deed shall, in relation to the Series 2005-B Notes, henceforth be read and construed as one document with this Arran Funding Note Trust Deed Supplement.

17.    ACCESSION

17.1   PRINCIPAL PAYING AGENT/PAYING AGENT/AGENT BANK

       Each of the Principal Paying Agent, the Paying Agent and the Agent Bank hereby agrees with each other person who is or who becomes a party to the Arran Funding Note Trust Deed that with effect on and from the date hereof it will be bound by the Arran Funding Note Trust Deed in respect of the Series 2005-B Notes as Principal Paying Agent, Paying Agent and Agent Bank, as applicable, as if it had been originally party to the Arran Funding Note Trust Deed in that capacity.

       The address for notice of the Principal Paying Agent, Paying Agent and Agent Bank is that specified in the Arran Funding Master Framework Agreement.

17.2   JERSEY BANK ACCOUNT OPERATOR

       The Jersey Bank Account Operator hereby agrees with each other person who is or becomes a party to the Arran Funding Note Trust Deed that with effect on and from the date hereof it will be bound by the Arran Funding Note Trust Deed in respect of the Series 2005-B Notes as Jersey Bank Account Operator as if it had been originally party to the Arran Funding Note Trust Deed in that capacity.

       The address for notice of the Jersey Bank Account Operator is that specified in the Arran Funding Master Framework Agreement.

17.3   SWAP COUNTERPARTY

       The Swap Counterparty hereby agrees with each other person who is or who becomes a party to the Arran Funding Note Trust Deed that with effect on and from the date hereof it will be bound by the Arran Funding Note Trust Deed in respect of the Series 2005-B Notes as Swap Counterparty as if it had been originally party to the Arran Funding Note Trust Deed in that capacity.

       The address for notice of the Swap Counterparty is:

       Address:          c/o RBS Financial Markets
                         280 Bishopsgate
                         London
                         EC2M 4RB

       Fax:              +44 20 7085 5050
       Attention:        Swaps Administration

18.    GOVERNING LAW

       This Arran Funding Note Trust Deed Supplement and all matters arising from or connected with it shall be governed by and construed in accordance with the laws of England save that those parts of this Arran Funding Note Trust Deed Supplement concerned with the creation, subsistence or enforcement of the Series 2005-B Issuer Jersey Security Interest shall be governed by and construed in accordance with Jersey law.

IN WITNESS whereof this Arran Funding Note Trust Deed Supplement has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the date first above written.

                                  SCHEDULE 1
                SUPPLEMENT TO TERMS AND CONDITIONS OF THE NOTES

"PRINCIPAL AMOUNT OUTSTANDING" means, in relation to any of the Series 2005-B Notes on any date, the aggregate amount outstanding of such Note on the Issue Date less the aggregate amount of all principal payments in respect of that Note that have become due and payable (and been paid) by the Issuer to the Noteholder concerned.

                                  SCHEDULE 2
           ADDITION TO CLAUSE 12 OF THE ARRAN FUNDING NOTE TRUST DEED


12.6   LEDGERS IN RESPECT OF SERIES 2005-B

       The following ledgers in respect of Series 2005-B have been created in the books of the Issuer in relation to the Series 2005-B Issuer Distribution Account, each a "LEDGER":

       12.6.1   the Class A1 Distribution Ledger;

       12.6.2   the Class A2 Distribution Ledger;

       12.6.3   the Class A3 Distribution Ledger;

       12.6.4   the Class B3 Distribution Ledger;

       12.6.5   the Class C1 Distribution Ledger

       12.6.6 the Class C3 Distribution Ledger (together with the Class A1 Distribution Ledger, the Class A2 Distribution Ledger, the Class A3 Distribution Ledger, the Class B3 Distribution Ledger and the Class C1 Distribution Ledger, the "DISTRIBUTION LEDGERS", each a "DISTRIBUTION LEDGER");

       12.6.7   the Issuer Costs Ledger;

       12.6.8   the Issuer Profit Ledger;

       12.6.9   the Excess Spread Ledger; and

       12.6.10  the Expenses Loan Ledger;

12.7   USE OF LEDGERS IN RESPECT OF SERIES 2005-B

       12.7.1 The Class A1 Distribution Ledger shall reflect the amount of monies from time to time held by the Issuer in respect of the Class A1 Notes in the Series 2005-B Issuer Distribution Account and shall also be credited or debited with any Swap Termination Amounts received or paid by the Issuer with respect to the Class A1 Swap Agreement.

       12.7.2 The Class A2 Distribution Ledger shall reflect the amount of monies from time to time held by the Issuer in respect of the Class A2 Notes in the Series 2005-B Issuer Distribution Account and shall also be credited or debited with any Swap Termination Amounts received or paid by the Issuer with respect to the Class A2 Swap Agreement.

       12.7.3 The Class A3 Distribution Ledger shall reflect the amount of monies from time to time held by the Issuer in respect of the Class A3 Notes in the Series 2005-B Issuer Distribution Account and shall also be credited or debited with any Swap Termination Amounts received or paid by the Issuer with respect to the Class A3 Swap Agreement.

        12.7.4 The Class B3 Distribution Ledger shall reflect the amount of monies from time to time held by the Issuer in respect of the Class B3 Notes in the Series 2005-B Issuer Distribution Account and shall also be credited or debited with any Swap Termination Amounts received or paid by the Issuer with respect to the Class B3 Swap Agreement.

       12.7.5 The Class C1 Distribution Ledger shall reflect the amount of monies from time to time held by the Issuer in respect of the Class C1 Notes in the Series 2005-B Issuer Distribution Account and shall also be credited or debited with any Swap Termination Amounts received or paid by the Issuer with respect to the Class C1 Swap Agreement.

       12.7.6 The Class C3 Distribution Ledger shall reflect the amount of monies from time to time held by the Issuer in respect of the Class C3 Notes in the Series 2005-B Issuer Distribution Account and shall also be credited or debited with any Swap Termination Amounts received or paid by the Issuer with respect to the Class C3 Swap Agreement.

       12.7.7 The Issuer Costs Ledger shall reflect the amount of monies from time to time held by the Issuer in respect of the Issuer Costs Amount in the Series 2005-B Issuer Distribution Account.

       12.7.8 The Excess Spread Ledger shall reflect the amount of monies from time to time held by the Issuer in respect of the Further Interest received under the Series 2005-B Loan Note in the Series 2005-B Issuer Distribution Account.

       12.7.9 The Issuer Profit Ledger shall reflect the amount of monies from time to time held by the Issuer in respect of the Issuer Profit Amount in the Series 2005-B Issuer Distribution Account.

       12.7.10 The Expenses Loan Ledger shall reflect the amount of monies from time to time held by the Issuer in respect of a Relevant Advance (as defined in the Expenses Loan Agreement) made in relation to Series 2005-B.

       12.7.11 The Issuer shall at all times maintain accurate records, or shall procure that accurate records are maintained, reflecting each transaction in each Ledger in respect of the Series 2005-B Issuer Distribution Account.

       12.7.12 The Issuer shall record all monies received or payments made by it in respect of the Series 2005-B Notes, the Series 2005-B Loan Note and each Swap Agreement in the manner set out in this Arran Funding Note Trust Deed Supplement and shall cause each Ledger of the Series 2005-B Issuer Distribution Account to be credited or debited with amounts corresponding to those records. If at any time the Issuer is in any doubt as to which ledger or account a particular amount should be credited to or debited from, it shall consult with the Jersey Bank Account Operator and the Jersey Bank Account Operator shall be entitled to consult any person it deems appropriate in this regard.

       12.7.13 To the extent required, the Jersey Bank Account Operator (and any other person so authorised by the Issuer), shall be authorised to make transfers to and from the Series

                2005-B Issuer Distribution Account on the Issuer's behalf in accordance with the terms of this Arran Funding Note Trust Deed Supplement.

12.8   PAYMENTS CREDITED TO LEDGERS IN RESPECT OF SERIES 2005-B

       12.8.1 On each Distribution Date, the amount equal to the sum of the Class A Monthly Distribution Amount, Class B3 Monthly Distribution Amount and Class C Monthly Distribution Amount that is used by the Loan Note Issuer to pay interest due and unpaid on the Series 2005-B Loan Note shall be allocated by the Jersey Account Bank Operator (on behalf of the Issuer) in accordance with the following instructions of the Issuer for Series 2005-B, which are irrevocable:

                (a) an amount relating to the Class A1 Monthly Distribution Amount, if any, shall be credited to the Class A1 Distribution Ledger together with any Swap Termination Amounts received under the Class A1 Swap Agreement;

                (b) an amount relating to the Class A2 Monthly Distribution Amount, if any, shall be credited to the Class A2 Distribution Ledger together with any Swap Termination Amounts received under the Class A2 Swap Agreement;

                (c) an amount relating to the Class A3 Monthly Distribution Amount, if any, shall be credited to the Class A3 Distribution Ledger together with any Swap Termination Amounts received under the Class A3 Swap Agreement;

                (d) an amount relating to the Class B3 Monthly Distribution Amount shall be credited to the Class B3 Distribution Ledger together with any Swap Termination Amounts received under the Class B3 Swap Agreement;

                (e) an amount relating to the Class C1 Monthly Distribution Amount, if any, shall be credited to the Class C1 Distribution Ledger together with any Swap Termination Amounts received under the Class C1 Swap Agreement;

                (f) an amount relating to the Class C3 Monthly Distribution Amount, if any, shall be credited to the Class C3 Distribution Ledger together with any Swap Termination Amounts received under the Class C3 Swap Agreement;

                (g) an amount relating to the Issuer Costs Amount, if any, shall be credited into the Issuer Costs Ledger;

                (h) an amount relating to the Issuer Profit Amount, if any, shall be credited into the Issuer Profit Ledger;

                (i) an amount relating to Further Interest paid in relation to the Series 2005-B Loan Note, if any, shall be credited into the Excess Spread Ledger;

                (j) an amount relating to the Monthly Expenses Loan Amount, if any, shall be credited into the Expenses Loan Ledger;

       12.8.2 on each Interest Payment Date during an Amortisation Period, or on the relevant Series Scheduled Redemption Date, payments by the Series 2005-B Loan Note Issuer of principal amounts due and unpaid on the Series 2005-B Loan Note shall be allocated by the Jersey Account Bank Operator (on behalf of the Issuer) in accordance with the following instructions of the Issuer for Series 2005-B, which are irrevocable:

                (a) an amount relating to the Class A1 Monthly Principal Amount, shall be credited to the Class A1 Distribution Ledger;

                (b) an amount relating to the Class A2 Monthly Principal Amount, shall be credited to the Class A2 Distribution Ledger;

                (c) an amount relating to the Class A3 Monthly Principal Amount, shall be credited to the Class A3 Distribution Ledger;

                (d) an amount relating to the Class B3 Monthly Principal Amount, shall be credited to the Class B3 Distribution Ledger;

                (e) an amount relating to the Class C1 Monthly Principal Amount, shall be credited to the Class C1 Distribution Ledger; and

                (f) an amount relating to the Class C3 Monthly Principal Amount, shall be credited to the Class C3 Distribution Ledger.

12.9 APPLICATION OF AMOUNTS PAYABLE ON DISTRIBUTION DATES NOT FALLING IN AN AMORTISATION PERIOD

       12.9.1 Prior to the service of an Enforcement Notice, on each Distribution Date not falling in an Amortisation Period, the amounts (including revenue and principal) transferred by the Loan Note Issuer (or the Jersey Bank Account Operator on its behalf) on such Distribution Date, pursuant to the Series 2005-B Loan Note Supplement, to the Series 2005-B Issuer Distribution Account together with any interest or investment proceeds earned on each Ledger (net of losses and investment expenses) and any amount received from any Swap Counterparty on or prior to such Distribution Date (and not previously utilised) but excluding any collateral posted by any Swap Counterparty (in this Clause 13.10 "RELEVANT AMOUNTS") shall, subject to Clause 12.11, be applied by the Issuer in the order of priority set out as follows:

                (1) Relevant Amounts relating to the Issuer Costs Amount with respect to Series 2005-B standing to the credit of the Issuer Costs Ledger shall be applied to pay any outstanding costs and expenses of the Issuer represented by such amount and thereafter shall be retained in the Issuer Costs Ledger for payment on a subsequent
                      Business Day;

                (2) in respect of the Class A Notes, Relevant Amounts relating to the Class A1 Monthly Distribution Amount standing to the credit of the Class A1 Distribution Ledger, the Class A2 Monthly Distribution Amount standing to the credit of the Class A2 Distribution Ledger and the Class A3 Monthly Distribution Amount standing to the credit of the Class A3 Distribution Ledger shall be paid to the Class A1 Swap Counterparty, the Class A2 Swap Counterparty and the Class A3 Swap Counterparty (respectively) as required pursuant to the Class A1 Swap Agreement, the Class A2 Swap Agreement and the Class A3 Swap Agreement (respectively) in exchange for an amount in US dollars (in the case of the Class A1 Swap Counterparty), euro (in the case of the Class A2 Swap Counterparty) and sterling (in the case of the Class A3 Swap Counterparty). Each such amount so exchanged will be transferred by the Class A1 Swap Counterparty, the Class A2 Swap Counterparty and the Class A3 Swap Counterparty to or to the order of the Issuer on the relevant Interest Payment Date of the Class A1 Notes, the Class A2 Notes and the Class A3 Notes respectively. Each such amount shall be paid by the Issuer as interest to the Class A1 Noteholders, the Class A2 Noteholders and the Class A3 Noteholders in accordance with and subject to the Conditions of the Class A1 Notes, the Class A2 Notes and the Class A3 Notes;

                (3) in respect of the Class A Notes, on the Scheduled Redemption Date, Relevant Amounts in respect of principal relating to the Class A1 Monthly Principal Amount standing to the credit of the Class A1 Distribution Ledger, the Class A2 Monthly Principal Amount standing to the credit of the Class A2 Distribution Ledger and the Class A3 Monthly Principal Amount standing to the credit of the Class A3 Distribution Ledger, shall be paid (respectively) to the Class A1 Swap Counterparty pursuant to the terms of the Class A1 Swap Agreement in exchange for an amount in US dollars, the Class A2 Swap Counterparty pursuant to the terms of the Class A2 Swap Agreement in exchange for an amount in euro and to the Class A3 Noteholders. Each US dollar and euro amount so exchanged will be transferred by the Class A1 Swap Counterparty and the Class A2 Swap Counterparty to or to the order of the Issuer on the Scheduled Redemption Date. Each US dollar and euro principal amount shall be paid by the Issuer to the Class A1 Noteholders and the Class A2 Noteholders respectively together with the sterling principal amount paid to the Class A3 Noteholders and the Class A1 Notes, the Class A2 Notes and the Class A3 Notes will be redeemed in accordance with and subject to the Conditions of the Class A1 Notes, the Class A2 Notes and the Class A3 Notes respectively;

                (4) in respect of the Class B3 Notes, Relevant Amounts relating to the Class B3 Monthly Distribution Amount standing to the credit of the Class B3 Distribution Ledger shall be paid to the Class B3 Swap Counterparty as required pursuant to the Class B3 Swap Agreement in exchange for an amount in sterling. Such amount so exchanged will be transferred by the Class B3 Swap Counterparty to or to the order of the Issuer on the relevant Interest Payment Date of the Class B3 Notes. Such sterling amount shall be paid by the Issuer as interest to the Class B3 Noteholders;

                (5) in respect of the Class B3 Notes, on the Scheduled Redemption Date, Relevant Amounts in respect of principal relating to the Class B3 Principal Amount standing to the credit of the Class B3 Distribution Ledger shall be paid to the Class B3 Noteholders and the Class B3 Notes will be redeemed in accordance with and subject to their Conditions;

                (6) in respect of the Class C Notes, Relevant Amounts relating to the Class C1 Monthly Distribution Amount standing to the credit of the Class C1 Distribution Ledger and the Class C3 Monthly Distribution Amount standing to the credit of the Class C3 Distribution Ledger shall be paid to the Class C1 Swap Counterparty and the Class C3 Swap Counterparty (respectively) as required pursuant to the Class C1 Swap Agreement and the Class C3 Swap Agreement in exchange for an amount in US dollars (in the case of the Class C1 Swap Counterparty) and sterling (in the case of the Class C3 Swap Counterparty). Each such amount so exchanged will be transferred by the Class C1 Swap Counterparty and the Class C3 Swap Counterparty to or to the order of the Issuer on the relevant Interest Payment Date of the Class C1 Notes and the Class C3 Notes respectively. Each such amount shall be paid by the Issuer as interest to the Class C1 Noteholders and the Class C3 Noteholders in accordance with and subject to the Conditions of the Class C1 Notes and the Class C3 Notes respectively;

                (7) in respect of the Class C Notes, on the Scheduled Redemption Date, Relevant Amounts in respect of principal relating to the Class C1 Monthly Principal Amount standing to the credit of the Class C1 Distribution Ledger and the Class C3 Monthly Principal Amount standing to the credit of the C3 Distribution Ledger shall be paid (respectively) to the Class C1 Swap Counterparty pursuant to the terms of the Class C1 Swap Agreement in exchange for an amount in US dollars and to the Class C3 Noteholders. Such US dollar principal amount so exchanged will be transferred by the Class C1 Swap Counterparty to or to the order of the Issuer on the Scheduled Redemption Date. Such US dollar principal amount shall be paid by the Issuer to the Class C1 Noteholders together with the sterling principal amount paid to the Class C3 Noteholders and the Class C1 Notes and the Class C3 Notes will be redeemed in accordance with and subject to the Conditions of the Class C1 Notes and the Class C3 Notes respectively;

                (8) in and towards any Counterparty Fault Swap Termination Amount pursuant to the Class A1 Swap Agreement, the Class A2 Swap Agreement and the Class A3 Swap Agreement from the Class A1 Distribution Ledger, the Class A2 Distribution Ledger and the Class A3 Distribution Ledger (respectively);

                (9) in and towards any Counterparty Fault Swap Termination Amount pursuant to the Class B3 Swap Agreement from the Class B3 Distribution Ledger;

                (10) in and towards any Counterparty Fault Swap Termination Amount pursuant to the Class C1 Swap Agreement and the Class C3 Swap Agreement from the Class C1 Distribution Ledger and the Class C3 Distribution Ledger;

                (11) any investment proceeds (net of losses and investment expenses) and interest earned on any amounts retained in any Ledger since the preceding Distribution Date shall be credited to the Excess Spread Ledger;

                (12) in and towards payment of any sums due from (or required to be provided for by) the Issuer to meet its liabilities to any Tax Authority from the Issuer Profit Ledger;

                (13) Relevant Amounts standing to the credit of the Expenses Loan Ledger shall be applied to pay any amounts due and unpaid pursuant to the Expenses Loan Agreement in respect of Series 2005-B;

                (14) Relevant Amounts identified as the Issuer Profit Amount in respect of Series 2005-B shall be retained in the Issuer Profit Ledger; and

                (15) the remainder (if any) including sums on the Excess Spread Ledger shall be paid to the Loan Note Issuer as Deferred Subscription Price for that Distribution Date in respect of Series 2005-B in an amount relating to the amount of Further Interest received by the Issuer in respect of each Class and Sub-Class of Series 2005-B and not otherwise utilised to make any of the payments in items (1) to (14) above;

                PROVIDED THAT, where the full amount of any payment described above cannot be made due to insufficiency in the funds credited to any relevant Ledger of the Series 2005-B Issuer Distribution Account, such deficiency in payment of such Ledger shall be deferred to the next and succeeding Distribution Date.

       12.9.2 All amounts paid from each Ledger pursuant to the priority of payments specified in Sub-clause 12.9.1 shall be debited accordingly from each such Ledger.

12.10 APPLICATION OF AMOUNTS PAYABLE ON DISTRIBUTION DATES FALLING IN AN AMORTISATION PERIOD

       12.10.1 Prior to the service of an Enforcement Notice, on each Distribution Date falling in an Amortisation Period, the amounts (including revenue and principal) transferred by the Loan Note Issuer (or the Jersey Bank Account Operator on its behalf) on such Distribution Date, pursuant to the Series 2005-B Loan Note Supplement, to the Series 2005-B Issuer Distribution Account together with any interest or investment proceeds earned on each Ledger (net of losses and investment expenses) and any amount received from any Swap Counterparty on or prior to such Distribution Date (and not previously utilised) but excluding any collateral posted by any Swap Counterparty (in this Clause 12.10 "RELEVANT AMOUNTS") shall, subject to Clause 12.11, be applied by the Issuer in the order of priority set out as follows:

                (1) Relevant Amounts relating to the Issuer Costs Amount with respect to Series 2005-B standing to the credit of the Issuer Costs Ledger shall be applied to pay any outstanding costs and expenses of the Issuer represented by such amount and thereafter shall be retained in the Issuer Costs Ledger for payment on a subsequent Business Day;

                (2) in respect of the Class A3 Notes, if the Class A3 Swap Agreement has not terminated, Relevant Amounts relating to the Class A3 Monthly Distribution Amount standing to the credit of the Class A3 Distribution Ledger (such monies to be applied first to the payment of any Interest Amount, then any outstanding Deferred Interest and, thereafter, any Additional Interest) shall be paid to the Class A3 Swap Counterparty pursuant to the terms of the Class A3 Swap Agreement in exchange for a sterling amount;

                (3)   in respect of the Class A Notes, pari passu:

                      (A) in respect of the Class A1 Notes, if the Class A1 Swap Agreement has not terminated, Relevant Amounts relating to, in priority (i) the Class A1 Monthly Distribution Amount standing to the credit of the Class A1 Distribution Ledger (such monies to be applied first to the payment of any Interest Amount, then any outstanding Deferred Interest and, thereafter, any Additional Interest) and (ii) the Class A1 Monthly Principal Amount standing to the credit of the Class A1 Distribution Ledger, shall be paid to the Class A1 Swap Counterparty pursuant to the terms of the Class A1 Swap Agreement in exchange for a US dollar amount. Such US dollar amount so exchanged will be transferred by the Class A1 Swap Counterparty to or to the order of the Issuer. Such US dollar amounts in respect of (i) and (ii) shall be paid by the Issuer to the Class A1 Noteholders in respect of interest and principal respectively and the Class A1 Notes will also be redeemed in accordance with and subject to their Conditions;

                      (B) in respect of the Class A1 Notes, if the Class A1 Swap Agreement has terminated, the following payments shall be made from the Class A1 Distribution Ledger pari passu and in no priority between both following items but in proportion to the respective amounts due:

                           (I)  in and towards any Issuer Fault Swap
                                Termination Amount for the Class A1 Notes; and

                           (II) in and towards payments of amounts due and
                                unpaid in respect of the Class A1 Notes in priority, first to interest (such monies to be applied first to the payment of any Interest Amount, then any outstanding Deferred Interest and, thereafter, any Additional Interest) and secondly in and towards the Principal Amount Outstanding of the Class A1 Notes and the Class A1 Notes will be redeemed in accordance with and subject to their Conditions (following exchange by the Agent Bank of all such amounts into US dollars in accordance with the Agency Agreement);

                      (C) in respect of the Class A2 Notes, if the Class A2 Swap Agreement has not terminated, Relevant Amounts relating to, in priority (i) the Class A2 Monthly Distribution Amount standing to the credit of the Class A2 Distribution Ledger (such monies to be applied first to the payment of any Interest Amount, then any outstanding Deferred Interest and, thereafter, any Additional Interest) and (ii) the Class A2 Monthly Principal Amount standing to the credit of the Class A2 Distribution Ledger, shall be paid to the Class A2 Swap Counterparty pursuant to the terms of the Class A2 Swap Agreement in exchange for an euro amount. Such euro amount so exchanged will be transferred by the Class A2

                           Swap Counterparty to or to the order of the Issuer. Such euro amounts in respect of (i) and (ii) shall be paid by the Issuer to the Class A2 Noteholders in respect of interest and principal respectively and the Class A2 Notes will be redeemed in accordance with and subject to their Conditions;

                      (D) in respect of the Class A2 Notes, if the Class A2 Swap Agreement has terminated, the following payments shall be made from the Class A2 Distribution Ledger pari passu and in no priority between both following items but in proportion to the respective amounts due:

                           (I)  in and towards any Issuer Fault Swap
                                Termination Amount for the Class A2 Notes; and

                           (II) in and towards payments of amounts due and
                                unpaid in respect of the Class A2 Notes in priority, first to interest (such monies to be applied first to the payment of any Interest Amount, then any outstanding Deferred Interest and, thereafter, any Additional Interest) and secondly in and towards the Principal Amount Outstanding of the Class A2 Notes and the Class A2 Notes will be redeemed in accordance with and subject to their Conditions (following exchange by the Agent Bank of all such amounts into euro in accordance with the Agency Agreement);

                      (E) in respect of the Class A3 Notes, the sterling amount swapped in item (2) will be transferred by the Class A3 Swap Counterparty to or to the order of the Issuer. Such sterling amount together with the Class A3 Monthly Principal Amount standing to the credit of the Class A3 Distribution Ledger shall be paid by the Issuer to the Class A3 Noteholders and the Class A3 Notes will be redeemed in accordance with and subject to their Conditions;

                      (F) in respect of the Class A3 Notes, if the Class A3 Swap Agreement has terminated, the following payments shall be made from the Class A3 Distribution Ledger pari passu and in no priority between both following items but in proportion to the respective amounts due:

                           (I)  in and towards any Issuer Fault Swap
                                Termination Amount for the Class A3 Notes; and

                           (II) in and towards payments of amounts due and
                                unpaid in respect of the Class A3 Notes in priority, first to interest (such monies to be applied first to the payment of any Interest Amount, then any outstanding Deferred Interest and, thereafter, any Additional Interest) and secondly in and towards the Principal Amount Outstanding of the Class A3 Notes and the Class A3 Notes will be redeemed in accordance with and subject to their Conditions;

                (4) in respect of the Class B3 Notes, if the Class B3 Swap Agreement has not terminated, Relevant Amounts relating to the Class B3 Monthly Distribution

                      Amount standing to the credit of the Class B3 Distribution Ledger (such monies to be applied first to the payment of any Interest Amount, then any outstanding Deferred Interest and, thereafter, any Additional Interest) shall be paid to the Class B3 Swap Counterparty pursuant to the terms of the Class B3 Swap Agreement in exchange for a sterling amount;

                (5) in respect of the Class B3 Notes, the sterling amount swapped in item (4) will be transferred by the Class B3 Swap Counterparty to or to the order of the Issuer. Such sterling amount together with the Class B3 Monthly Principal Amount standing to the credit of the Class B3 Distribution Ledger shall be paid by the Issuer to the Class B3 Noteholders and the Class B3 Notes will be redeemed in accordance with and subject to their Conditions;

                (6) in respect of the Class B3 Notes, if the Class B3 Swap Agreement has terminated, the following payments shall be made from the Class B3 Distribution Ledger pari passu and in no priority between both following items but in proportion to the respective amounts due:

                      (A) in and towards any Issuer Fault Swap Termination Amount for the Class B3 Notes; and

                      (B) in and towards payments of amounts due and unpaid in respect of the Class B3 Notes in priority, first to interest (such monies to be applied first to the payment of any Interest Amount, then any outstanding Deferred Interest and, thereafter, any Additional Interest) and secondly in and towards the Principal Amount Outstanding of the Class B3 Notes in accordance with and subject to their Conditions;

                (7) in respect of the Class C3 Notes, if the Class C3 Swap Agreement has not terminated, Relevant Amounts relating to the Class C3 Monthly Distribution Amount standing to the credit of the Class C3 Distribution Ledger (such monies to be applied first to the payment of any Interest Amount, then any outstanding Deferred Interest and, thereafter, any Additional Interest) shall be paid to the Class C3 Swap Counterparty pursuant to the terms of the Class C3 Swap Agreement in exchange for a sterling amount;

                (8)   in respect of the Class C Notes, pari passu:

                      (A) in respect of the Class C1 Notes, if the Class C1 Swap Agreement has not terminated, Relevant Amounts relating to, in priority (i) the Class C1 Monthly Distribution Amount standing to the credit of the Class C1 Distribution Ledger (such monies to be applied first to the payment of any Interest Amount, then any outstanding Deferred Interest and, thereafter, any Additional Interest) and (ii) the Class C1 Monthly Principal Amount standing to the credit of the Class A1 Distribution Ledger, shall be paid to the Class C1 Swap Counterparty pursuant to the terms of the Class C1 Swap Agreement in exchange for a US dollar amount. Such US dollar amount so exchanged will be transferred by the Class C1 Swap Counterparty to or to the order of the Issuer.
                           Such US
                           dollar amounts in respect of (i) and (ii) shall be paid by the Issuer to the Class C1 Noteholders in respect of interest and principal respectively and the Class C1 Notes will be redeemed in accordance with and subject to their Conditions;

                      (B) in respect of the Class C1 Notes, if the Class C1 Swap Agreement has terminated, the following payments shall be made from the Class C1 Distribution Ledger pari passu and in no priority between both following items but in proportion to the respective amounts due:

                           (I)  in and towards any Issuer Fault Swap
                                Termination Amount for the Class C1 Notes; and

                           (II) in and towards payments of amounts due and
                                unpaid in respect of the Class C1 Notes in priority, first to interest (such monies to be applied first to the payment of any Interest Amount, then any outstanding Deferred Interest and, thereafter, any Additional Interest) and secondly in and towards the Principal Amount Outstanding of the Class C1 Notes and the Class C1 Notes will be redeemed in accordance with and subject to their Conditions (following exchange by the Agent Bank of all such amounts into US dollars in accordance with the Agency Agreement);

                      (C) in respect of the Class C3 Notes, the sterling amount swapped in item (6) will be transferred by the Class C3 Swap Counterparty to or to the order of the Issuer. Such sterling amount together with the Class C3 Monthly Principal Amount standing to the credit of the Class C3 Distribution Ledger shall be paid by the Issuer to the Class C3 Noteholders and the Class C3 Notes will be redeemed in accordance with and subject to their Conditions;

                      (D) in respect of the Class C3 Notes, if the Class C3 Swap Agreement has terminated, the following payments shall be made from the Class C3 Distribution Ledger pari passu and in no priority between both following items but in proportion to the respective amounts due:

                           (I)  in and towards any Issuer Fault Swap
                                Termination Amount for the Class C3 Notes; and

                           (II) in and towards payments of amounts due and
                                unpaid in respect of the Class C3 Notes in priority, first to interest (such monies to be applied first to the payment of any Interest Amount, then any outstanding Deferred Interest and, thereafter, any Additional Interest) and secondly in and towards the Principal Amount Outstanding of the Class C3 Notes and the Class C3 Notes will be redeemed in accordance with and subject to their Conditions;

                (9) in and towards any Counterparty Fault Swap Termination Amount pursuant to the Class A1 Swap Agreement, the Class A2 Swap Agreement and the Class

                      A3 Swap Agreement from the Class A1 Distribution Ledger, the Class A2 Distribution Ledger and the Class A3 Distribution Ledger (respectively);

                (10) in and towards any Counterparty Fault Swap Termination Amount pursuant to the Class B3 Swap Agreement from the Class B3 Distribution Ledger;

                (11) in and towards any Counterparty Fault Swap Termination Amount pursuant to the Class C1 Swap Agreement and the Class C3 Swap Agreement from the Class C1 Distribution Ledger and the Class C3 Distribution Ledger
                      (respectively);

                (12) any investment proceeds (net of losses and investment expenses) and interest earned on any amounts retained in any Ledger shall be credited to the Excess Spread Ledger;

                (13) in and towards payment of any sums due from (or required to be provided for by) the Issuer to meet its liabilities to any Tax Authority from the Issuer Profit Ledger;

                (14) Relevant Amounts standing to the credit of the Expenses Loan Ledger shall be applied to pay any amounts due and unpaid pursuant to the Expenses Loan Agreement in respect of Series 2005-B;

                (15) Relevant Amounts identified as the Issuer Profit Amount in respect of Series 2005-B shall be retained in the Issuer Profit Ledger; and

                (16) the remainder (if any) including sums on the Excess Spread Ledger shall be paid to the Loan Note Issuer as Deferred Subscription Price for that Distribution Date in respect of Series 2005-B in an amount relating to the amount of Further Interest received by the Issuer in respect of each Class and Sub-Class of Series 2005-B and not otherwise utilised to make any of the payments in items (1) to (15) above.

                PROVIDED THAT, where the full amount of any payment described above cannot be made due to insufficiency in the funds credited to any relevant hedger of the Series 2005-B Issuer Distribution Account, such deficiency in payment of such Ledger shall be deferred to the next and succeeding Distribution Date.

       12.10.2 All amounts paid from each Ledger pursuant to the priority of payments specified in Sub-clause 12.10.1 shall be debited accordingly from each Ledger.

12.11 If any withholding or deduction for any taxes, duties, assessments or government charges is imposed, levied, collected, withheld or assessed on payments of principal or interest on any Series 2005-B Note by any jurisdiction or any political subdivision or authority in or of any jurisdiction having power to tax, payments by the Issuer to the relevant Noteholder will be reduced accordingly and neither the Issuer, nor the Note Trustee, will be required to make any additional payments to the holders of the Series 2005-B Notes affected for that withholding or deduction. Such reduced payments will not be treated as deferred interest and, accordingly, will not bear additional interest.

12.12  ADDITIONAL PROVISION RELATING TO POST ENFORCEMENT PAYMENTS

       Notwithstanding the security rights created in respect of Series 2005-B by this Series 2005-B Arran Funding Note Trust Deed Supplement or the Arran Funding Note Trust Deed, but subject always to the provisions of the Jersey Security Interests Law, the Note Trustee, each of the Series 2005-B Secured Creditors and the Issuer hereby agrees, and the Issuer concurs, that any monies whatsoever recovered by each of them or on their behalf whether by the Note Trustee or otherwise after the giving of an Enforcement Notice in relation to Series 2005-B, shall be held on trust by them and forthwith paid to the Note Trustee (and pending such payment shall be held on trust for the Note Trustee) for application in accordance with the provisions of, and, where applicable, the order of priorities set out in, Condition 4.

                                  SCHEDULE 3
                     FORM OF NOTICE TO TRANSACTION PARTIES

                                    PART 1

                             NOTICE OF ASSIGNMENT

FROM:  Arran Funding Limited
       The Bank of New York

TO: [Name of each party to a Series 2005-B Document other than the Issuer or the Note Trustee]

                                                                            [*]

Dear Sirs,

                             ARRAN FUNDING LIMITED

We hereby give you notice that, by an Arran Funding Note Trust Deed Supplement dated 15 December 2005 and made between, inter alios, Arran Funding Limited (the "ISSUER") and The Bank of New York (the "NOTE TRUSTEE") (the "ARRAN FUNDING NOTE TRUST DEED SUPPLEMENT"), the Issuer assigned to the Note Trustee by way of security the Issuer's Benefit in the Series 2005-B Documents.

Subject to any other instructions given to any of you by the Note Trustee, you are instructed to deal with the Issuer in relation to the Series 2005-B Documents as if the assignment referred to in the preceding paragraph had not taken place, save that you are not authorised to recognise the exercise by the Issuer of any right to vary or terminate the Series 2005-B Documents unless the prior written consent of the Note Trustee to such exercise has been obtained.

This notice is irrevocable. Please acknowledge receipt of this notice to the Note Trustee on the enclosed Acknowledgement of Assignment. Words and expressions used in this Notice shall have the meanings assigned to them in both Schedule 1 of the Arran Funding Master Framework Agreement dated 16 November 2005 (as amended and restated from time to time) made between, inter alios, the Issuer and the Note Trustee and the Arran Funding Note Trust Deed Supplement.

This notice shall be governed by and construed in accordance with English law.

Yours faithfully,

..........................
For and on behalf of
ARRAN FUNDING LIMITED

..........................
For and on behalf of
THE BANK OF NEW YORK

                                    PART 2

                         ACKNOWLEDGEMENT OF ASSIGNMENT

FROM:  [Name of relevant party to Series 2005-B Document[s]]

TO:    The Bank of New York
       Arran Funding Limited

                                                                            [*]

Dear Sirs,

                             ARRAN FUNDING LIMITED

We hereby acknowledge receipt of the Notice of Assignment dated [*] relating to the Arran Funding Note Trust Deed Supplement dated 15 December 2005. We further acknowledge that the assignment is effective to confer on you the Benefit of the Series 2005-B Documents made between, among others, the Issuer and the undersigned.

We confirm that as at the date of this Acknowledgement of Assignment we have not received from any other person any notice of assignment or charge of, or of any interest in, the Series 2005-B Documents.

We confirm that we accept the authorisation and instructions contained in the Notice and we undertake to act in accordance with and to comply with the terms of this Notice.

We agree not to recognise the exercise by the Issuer of any right to vary or terminate the Series 2005-B Documents without your prior written consent and to give you notice forthwith of any attempt by the Issuer to do so. We further agree not to amend or modify the Series 2005-B Documents without your prior written approval.

Words and expressions used in this acknowledgement shall have the meanings assigned to them in both Schedule 1 of the Arran Funding Master Framework Agreement dated 16 November 2005 (as amended and restated from time to time) made between, inter alios, the Issuer and the Note Trustee and the Arran Funding Note Trust Deed Supplement.

This acknowledgement shall be governed by and construed in accordance with English law.

Yours faithfully,

..........................
For and on behalf of
[NAME OF RELEVANT PARTY TO SERIES 2005-B DOCUMENT[S]]

                                  SCHEDULE 4
              FORM OF NOTICE OF ASSIGNMENT - JERSEY BANK ACCOUNTS

(FOR THE PURPOSES OF THE SECURITY INTERESTS (JERSEY) LAW 1983, AS AMENDED
                         (THE "JERSEY SECURITY LAW"))

To:    The Royal Bank of Scotland International Limited

From:  Arran Funding Limited (the "ISSUER")

And From:     The Bank of New York, London Branch, as note trustee (the "NOTE
              TRUSTEE")

We hereby give you notice that by the Series 2005-B Arran Funding Note Trust Deed Supplement relating to the Issuer's Series 2005-B Notes (the "SERIES 2005-B SUPPLEMENT") dated 15 December 2005 and made between the Issuer (1), the Note Trustee (2), The Royal Bank of Scotland plc (as Swap Counterparty) (3) and The Bank of New York, New York Branch (as Principal Paying Agent, as Agent Bank, as Registrar and as Transfer Agent) (4) and The Royal Bank of Scotland International Limited (as Jersey Bank Account Operator) (5), for the purposes of creating a security interest therein in favour of the Note Trustee in accordance with the Jersey Security Law, the Issuer has assigned the following property to the extent that the same is situate in Jersey at any relevant time to the Note Trustee:

all the Issuer's Benefit in the Series 2005-B Issuer Distribution Account (account number 50452285, Sort Code 16-10-28) and any relevant ledger of any bank or other account in which the Issuer may at any time in respect of Series 2005-B have any Issuer Benefit, including without limitation all rights to receive payment of any amount which may become payable to the Issuer thereunder (in respect of Series 2005-B) or payments (including all interest accruing from time to time and the debts represented thereby) or rights to serve notices and/or to take such steps as are required to cause payment to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereto (together, the "ASSIGNED PROPERTY").

We irrevocably and unconditionally authorise and instruct you (notwithstanding any previous instructions of any kind which the Issuer may have given to you) to disclose to the Note Trustee such information relating to the Assigned Property as it may from time to time require.

We authorise and instruct you, until receipt by you of further written instructions from the Note Trustee, to permit the Series 2005-B Issuer Distribution Account to be operated by the Issuer and/or the Note Trustee, in accordance with the terms of the Issuer Distribution Account Bank Agreement dated 16 November 2005 between, inter alios, the Issuer, the Note Trustee and you, and the mandates relating to the Series 2005-B Issuer Distribution Account (the "BANK MANDATES"). Until receipt by you of further written instructions from the Note Trustee, for the purposes of debiting the Series 2005-B Issuer Distribution Account the signatures of any authorised signatories of the Issuer (in accordance with the relevant Bank Mandate supplied to you from time to time by the Issuer, with a copy to the Note Trustee) shall be sufficient authorisation. You are not authorised to recognise any action on the part of the Issuer to close the Series 2005-B Issuer Distribution Account.

Statements in relation to the Series 2005-B Issuer Distribution Account should, until receipt by you of further written instructions from the Note Trustee, be supplied to the Issuer as frequently as it requests.

This notice may not be varied or revoked without the prior consent of the Note Trustee.

We shall be grateful if you will sign and forward to the Note Trustee the enclosed form of acknowledgement.

Terms used in this notice shall have the same meaning as in the 2005-B Supplement unless otherwise defined in this notice or the context requires otherwise.

This notice shall be governed by and construed in accordance with the laws of Jersey.

Date:  15 December 2005

.....................................       ....................................
For and on behalf of the ISSUER as         Signed by
assignor under the 2005-B Supplement and
as debtor for the purposes of the
Jersey Security Law                       for and on behalf of the NOTE TRUSTEE
                                          as secured party under the 2005-B
                                          Supplement and for the purposes
                                          of the Jersey Security Law

                                ACKNOWLEDGEMENT

To:        The Bank of New York, London Branch, as Note Trustee

From:      The Royal Bank of Scotland International Limited

We hereby acknowledge receipt of a notice (the "NOTICE") dated 15 December 2005 addressed to us by you and Arran Funding Limited.

We confirm that we accept the authorisations and instructions contained in the Notice and we undertake to act in accordance and comply with the terms of the Notice.

We confirm as follows:

1. other than as set out in the relevant documents to which we and the Issuer are party, we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set off or any other rights against the Issuer in respect of the Assigned Property or any part thereof; and

2. we have not, as of the date hereof, received any notice that any third party has or will have any right or interest whatsoever in or has made or will be making any claim or demand or taking any action whatsoever against the Assigned Property or any part thereof.

We undertake that, in the event of our becoming aware at any time that any person or entity other than the Note Trustee (as trustee for the Series 2005-B Secured Creditors) has or will have any right or interest whatsoever in or has or will be making any claim or demand or taking any action whatsoever against the Assigned Property or any part thereof, we will immediately give written notice of any of the terms of such rights or interest, claim or demand or action to both the Note Trustee and the Issuer.

Terms used herein shall, unless the context requires otherwise, have the same meaning as in the Notice.

This acknowledgement shall be governed by and construed in accordance with the laws of Jersey.

Date:  15 December 2005

..........................
For and on behalf of
The Royal Bank of Scotland International Limited

                                  SCHEDULE 5
                   FORM OF NOTICE OF ASSIGNMENT - LOAN NOTE

(FOR THE PURPOSES OF THE SECURITY INTERESTS (JERSEY) LAW 1983, AS AMENDED
                         (THE "JERSEY SECURITY LAW"))

To:    RBS Cards Securitisation Funding Limited

From:  Arran Funding Limited (the "ISSUER")

And From:     The Bank of New York, London Branch, as note trustee (the "NOTE
              TRUSTEE")

We hereby give you notice that by the Series 2005-B Arran Funding Note Trust Deed Supplement relating to the Issuer's Series 2005-B Notes (the "2005-B SUPPLEMENT") dated 15 December 2005 and made between the Issuer (1), the Note Trustee (2), The Royal Bank of Scotland plc (as Swap Counterparty) (3) and The Bank of New York, New York Branch (as Principal Paying Agent, as Agent Bank, as Registrar and as Transfer Agent) (4) and The Royal Bank of Scotland International Limited (as Jersey Bank Account Operator) (5), for the purposes of creating a security interest therein in favour of the Note Trustee in accordance with the Jersey Security Law, the Issuer has assigned the following property to the extent that the same is situate in Jersey at any relevant time to The Bank of New York (Nominees) Limited, acting on behalf of the Note
Trustee:

all the Issuer's Benefit in the Series 2005-B Loan Note and any payments arising therefrom including without limitation all rights to receive payment of any amount which may become payable to the Issuer thereunder (in respect of Series 2005-B) or payments or rights to serve notices and/or to take such steps as are required to cause payment to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereto (together, the "ASSIGNED PROPERTY").

We irrevocably and unconditionally authorise and instruct you (notwithstanding any previous instructions of any kind which the Issuer may have given to you) to disclose to the Note Trustee such information relating to the Assigned Property as it may from time to time require.

This notice may not be varied or revoked without the prior consent of the Note Trustee.

We shall be grateful if you will sign and forward to the Note Trustee the enclosed form of acknowledgement.

Terms used in this notice shall have the same meaning as in the 2005-B Supplement unless otherwise defined in this notice or the context requires otherwise.

This notice shall be governed by and construed in accordance with the laws of Jersey.

Date:   15 December 2005

.....................................      .....................................
For and on behalf of the ISSUER as        Signed by
assignor under the 2005-B Supplement      for and on behalf of the NOTE TRUSTEE
and as debtor for the purposes of the     as secured party under the 2005-B
Jersey Security Law                       Supplement and for the purposes
                                          of the Jersey Security Law

                                ACKNOWLEDGEMENT

To:    The Bank of New York, London Branch, as Note Trustee

From:  RBS Cards Securitisation Funding Limited

We hereby acknowledge receipt of a notice (the "NOTICE") dated 15 December 2005 addressed to us by you and Arran Funding Limited.

We confirm that we accept the authorisations and instructions contained in the Notice and we undertake to act in accordance and comply with the terms of the Notice.

We confirm as follows:

1. other than as set out in the relevant documents to which we and the Issuer are party, we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set off or any other rights against the Issuer in respect of the Assigned Property or any part thereof; and

2. we have not, as of the date hereof, received any notice that any third party has or will have any right or interest whatsoever in or has made or will be making any claim or demand or taking any action whatsoever against the Assigned Property or any part thereof.

We undertake that, in the event of our becoming aware at any time that any person or entity other than the Note Trustee (as trustee for the Series 2005-B Secured Creditors) has or will have any right or interest whatsoever in or has or will be making any claim or demand or taking any action whatsoever against the Assigned Property or any part thereof, we will immediately give written notice of any of the terms of such rights or interest, claim or demand or action to both the Note Trustee and the Issuer.

Terms used herein shall, unless the context requires otherwise, have the same meaning as in the Notice.

This acknowledgement shall be governed by and construed in accordance with the laws of Jersey.

Date:  15 December 2005

..........................

For and on behalf of
RBS Cards Securitisation Funding Limited

                                  SCHEDULE 6
          FORM OF NOTICE OF ASSIGNMENT - LOAN NOTE SECURITY INTERESTS

(FOR THE PURPOSES OF THE SECURITY INTERESTS (JERSEY) LAW 1983, AS AMENDED
                         (THE "JERSEY SECURITY LAW"))

To: The Bank of New York, London Branch, as security trustee (the "SECURITY TRUSTEE")

From:  Arran Funding Limited (the "ISSUER")

And From:     The Bank of New York, London Branch, as note trustee (the "NOTE
              TRUSTEE")

We hereby give you notice that by the Series 2005-B Arran Funding Note Trust Deed Supplement relating to the Issuer's Series 2005-B Notes (the "SERIES 2005-B SUPPLEMENT") dated 15 December 2005 and made between the Issuer (1), the Note Trustee (2), The Royal Bank of Scotland plc (as Swap Counterparty) (3) and The Bank of New York, New York Branch (as Principal Paying Agent, as Agent Bank, as Registrar and as Transfer Agent) (4) and The Royal Bank of Scotland International Limited (as Jersey Bank Account Operator) (5), for the purposes of creating a security interest therein in favour of the Note Trustee in accordance with the Jersey Security Law, the Issuer has assigned the following property to the extent that the same is situate in Jersey at any relevant time to the Note Trustee:

all the Issuer's Benefit in and to the security interests created in favour of the Security Trustee by RBS Cards Securitisation Funding Limited pursuant to the Series 2005-B Loan Note Supplement in respect of the Series 2005-B Loan
Note including without limitation all rights to receive payment of any amount which may become payable to the Issuer thereunder (in respect of Series 2005-B) or payments or rights to serve notices and/or to take such steps as are required to cause payment to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereto (together, the "ASSIGNED PROPERTY").

We irrevocably and unconditionally authorise and instruct you (notwithstanding any previous instructions of any kind which the Issuer may have given to you) to disclose to the Note Trustee such information relating to the Assigned Property as it may from time to time require.

This notice may not be varied or revoked without the prior consent of the Note Trustee.

We shall be grateful if you will sign and forward to the Note Trustee the enclosed form of acknowledgement.

Terms used in this notice shall have the same meaning as in the Series 2005-B Supplement unless otherwise defined in this notice or the context requires otherwise.

This notice shall be governed by and construed in accordance with the laws of Jersey.

Date:  15 December 2005

.....................................      .....................................
For and on behalf of the ISSUER as        Signed by
assignor under
the 2005-B Supplement and as debtor for   for and on behalf of the NOTE TRUSTEE
the purposes of the Jersey Security Law   as secured party under the 2005-B
                                          Supplement and for the purposes
                                          of the Jersey Security Law

                                ACKNOWLEDGEMENT

To:    The Bank of New York, London Branch (as Note Trustee)

From:  The Bank of New York, London Branch (as Security Trustee)

We hereby acknowledge receipt of a notice (the "NOTICE") dated 15 December 2005 addressed to us by you and Arran Funding Limited.

We confirm that we accept the authorisations and instructions contained in the Notice and we undertake to act in accordance and comply with the terms of the Notice.

We confirm as follows:

other than as set out in the relevant documents to which we and the Issuer are party, we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set off or any other rights against the Issuer in respect of the Assigned Property or any part thereof; and

we have not, as of the date hereof, received any notice that any third party has or will have any right or interest whatsoever in or has made or will be making any claim or demand or taking any action whatsoever against the Assigned Property or any part thereof.

We undertake that, in the event of our becoming aware at any time that any person or entity other than the Note Trustee (as trustee for the Series 2005-B Secured Creditors) has or will have any right or interest whatsoever in or has or will be making any claim or demand or taking any action whatsoever against the Assigned Property or any part thereof, we will immediately give written notice of any of the terms of such rights or interest, claim or demand or action to both the Note Trustee and the Issuer.

Terms used herein shall, unless the context requires otherwise, have the same meaning as in the Notice.

This acknowledgement shall be governed by and construed in accordance with the laws of Jersey.

Date:  15 December 2005

..........................
Signed by
For and on behalf of
The Bank of New York, London Branch (as Security Trustee)

                                   SCHEDULE 7
                             SUB-CLASS DEFINITIONS

       The following definitions shall apply to this Arran Funding Note Trust Deed supplement:

       "CLASS A STERLING CLOSING AMOUNT" means the sum of the Class A1 Sterling Closing Amount, the Class A2 Sterling Closing Amount and the Class A3 Sterling Closing Amount;

       "CLASS A1 CURRENCY SWAP RATE" means the US dollar/sterling exchange rate specified in the Class A1 Swap Agreement;

       "CLASS A1 FRACTION" means the Class A1 Sterling Closing Amount divided by the Class A Sterling Closing Amount;

       "CLASS A1 MONTHLY DISTRIBUTION AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS A1 MONTHLY PRINCIPAL AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS A1 STERLING CLOSING AMOUNT" means the sterling equivalent of the nominal value of the Class A1 Notes on the Closing Date pursuant to the Class A1 Currency Swap Rate;

       "CLASS A2 CURRENCY SWAP RATE" means the euro/sterling exchange rate specified in the Class A2 Swap Agreement;

       "CLASS A2 FRACTION" means the Class A2 Sterling Closing Amount divided by the Class A Sterling Closing Amount;

       "CLASS A2 MONTHLY DISTRIBUTION AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS A2 MONTHLY PRINCIPAL AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS A2 STERLING CLOSING AMOUNT" means the sterling equivalent of the nominal value of the Class A2 Notes on the Closing Date pursuant to the Class A2 Currency Swap Rate;

       "CLASS A3 FRACTION" means the Class A3 Sterling Closing Amount divided by the Class A Sterling Closing Amount;

       "CLASS A3 MONTHLY DISTRIBUTION AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS A3 MONTHLY PRINCIPAL AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS A3 STERLING CLOSING AMOUNT" means [POUND]700,000,000;

       "CLASS B3 FRACTION" means 1.00;

       "CLASS B3 MONTHLY DISTRIBUTION AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS B3 MONTHLY PRINCIPAL AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS C STERLING CLOSING AMOUNT" means the sum of the Class C1 Sterling Closing Amount and the Class C3 Sterling Closing Amount;

       "CLASS C1 CURRENCY SWAP RATE" means the US dollar/sterling exchange rate specified in the Class C1 Swap Agreement;

       "CLASS C1 FRACTION" means the Class C1 Sterling Closing Amount divided by the Class C Sterling Closing Amount;

       "CLASS C1 MONTHLY DISTRIBUTION AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS C1 MONTHLY PRINCIPAL AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS C1 STERLING CLOSING AMOUNT" means the sterling equivalent of the nominal value of the Class C1 Notes on the Closing Date pursuant to the Class C1 Currency Swap Rate;

       "CLASS C3 FRACTION" means the Class C3 Sterling Closing Amount divided by the Class C Sterling Closing Amount;

       "CLASS C3 MONTHLY DISTRIBUTION AMOUNT" has the meaning given to it in the Series 2005-B Supplement;

       "CLASS C3 MONTHLY PRINCIPAL AMOUNT" has the meaning given to it in the Series 2005-B Supplement; and

       "CLASS C3 STERLING CLOSING AMOUNT" means [POUND]63,000,000.

                                EXECUTION PAGES

ISSUER
EXECUTED AS A DEED by                                 )

ARRAN FUNDING LIMITED                                 )

By:

_______________________
DIRECTOR

NOTE TRUSTEE
SECURITY TRUSTEE
EXECUTED AS A DEED                                    )
for and on behalf of                                  )
THE BANK OF NEW YORK                                  )

By:

_______________________
AUTHORISED SIGNATORY

PRINCIPAL PAYING AGENT
PAYING AGENT
AGENT BANK
REGISTRAR TRANSFER AGENT

EXECUTED AS A DEED                                    )

for and on behalf of                                  )
THE BANK OF NEW YORK                                  )

By:

________________________
AUTHORISED SIGNATORY

LOAN NOTE ISSUER

EXECUTED AS A DEED by                                 )
RBS CARDS SECURITISATION FUNDING LIMITED              )

By:

_______________________
DIRECTOR

CLASS A1 SWAP COUNTERPARTY
CLASS A2 SWAP COUNTERPARTY
CLASS A3 SWAP COUNTERPARTY
CLASS B3 SWAP COUNTERPARTY
CLASS C1 SWAP COUNTERPARTY
CLASS C3 SWAP COUNTERPARTY

EXECUTED AS A DEED by                                 )
THE ROYAL BANK OF SCOTLAND PLC                        )

By:

By:

JERSEY BANK ACCOUNT OPERATOR
ACCOUNT BANK

EXECUTED AS A DEED by                                 )
THE ROYAL BANK OF SCOTLAND                            )
INTERNATIONAL LIMITED                                 )

By:

By: